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                            ACCOMPANYING CERTIFICATE
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           Not Filed Pursuant to the Securities Exchange Act of 1934

The undersigned Chief Executive Officer of Harvest Natural Resources, Inc. (the "Company") does hereby certify as follows:

      Solely for the purpose of meeting the apparent requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this report, the undersigned hereby certify that this report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 28, 2003
                                          /s/ Peter J. Hill
                                          -------------------------------------
                                          Peter J. Hill
                                          President and Chief Executive Officer



                            ACCOMPANYING CERTIFICATE
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           Not Filed Pursuant to the Securities Exchange Act of 1934

The undersigned Chief Financial Officer of Harvest Natural Resources, Inc. (the "Company") does hereby certify as follows:

    Solely for the purpose of meeting the apparent requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this report, the undersigned hereby certify that this report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 28, 2003
                                     /s/ Steven W. Tholen
                                     ------------------------------------------
                                     Steven W. Tholen
                                     Senior Vice President of Finance and
                                     Administration and Chief Financial Officer